UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: November 7, 2007

CHINA AOXING PHARMACEUTICAL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Florida (State of other jurisdiction of incorporation or organization)	65-0636168 (IRS Employer Identification No.)

444 Washington Blvd., Unit 2424, Jersey City, NJ (Address of principal executive offices)	07310 (Zip Code)

(201) 420-1076

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information

On November 7, 2007 management of China Aoxing Pharmaceutical Company made a presentation at the Adam Friedman China Growth Conference, in which it discussed the narcotic medicines and pain medications that China Aoxing Pharmaceutical Company currently markets and those that it expects to market in the next year.  Management also provided information regarding the demand for narcotic medicines and pain medications in China.

The slides that accompanied management’s presentation are being filed as an exhibit to this Current Report, along with the press release issued on November 6 regarding the presentation.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Visual presentation by China Aoxing Pharmaceutical Company at the Adam Friedman China Growth Conference on November 7, 2007.

99.2	Press release dated November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Aoxing Pharmaceutical Company, Inc.
Dated: November 7, 2007	By: /s/ Zhenjiang Yue
Zhenjiang Yue, Chief Executive Officer